SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  March 15, 2006

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Alternative Loan Trust 2006-A1, Mortgage Pass-Through Certificates, Series 2006-A1)

J.P. MORGAN ALTERNATIVE LOAN TRUST 2006-A1
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-127020	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 1, 2006, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of Febuary 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Alternative Loan Trust 2006-A1 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as the Purchaser and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as the Sellers.*

99.2

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., PHH Mortgage Corporation, formerly known as Cendant Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust, with PHH Mortgage Corporation, as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.3

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement dated as of December 1, 2005 between Countrywide Home Loans, Inc. and J.P. Morgan Mortgage Acquisition Corp.*

99.4

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Countrywide Home Loans, Inc., as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.5

The Flow Servicing Agreement between J.P. Morgan Mortgage Acquisition Corp. and JPMorgan Chase Bank, National Association, dated as of May 20, 2005 as amended by Amendment Reg AB thereto dated as of January 1, 2006.*

99.6

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as master servicer.

99.7

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as master servicer.

99.8

Seller's Warranties and Servicing Agreement, dated and effective as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as purchaser and Wells Fargo Bank, N.A., as seller and servicer.*

99.9

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Wells Fargo Bank, N.A., as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.10

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005 and Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 dated as of June 13, 2005, Amendment No. 5 dated as of August 22, 2005 and Amendment Reg AB dated as of January 1, 2006.*

99.11

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment No. 1, dated as of January 1, 2006, by and among JPMorgan Acquisition, as purchaser, JPMCBNA, as the servicer and CHF LLC, as the seller (as amended or modified to the date hereof).

99.12

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as the master servicer.

99.13

Servicing Agreement, dated as of December 1, 2005, as amended by the Regulation AB Amendment thereto, dated as of December 1, 2005, between J.P. Morgan Mortgage Acquisition Corp., as purchaser and Washington Mutual Bank, as seller and servicer.

99.14

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Washington Mutual Bank, Washington Mutual Mortgage Securities Corp.  and Wells Fargo Bank, N.A., as the master servicer.

99.15

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

99.16

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

99.17

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

99.18

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

99.19

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

99.20

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

* Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Rosa Hyun

    Name:  Rosa Hyun

    Title:  Vice President

Dated:  March 15, 2006

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as the Purchaser and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as the Sellers.*

99.2

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., PHH Mortgage Corporation, formerly known as Cendant Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust, with PHH Mortgage Corporation, as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.3

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement dated as of December 1, 2005 between Countrywide Home Loans, Inc. and J.P. Morgan Mortgage Acquisition Corp.*

99.4

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Countrywide Home Loans, Inc., as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.5

The Flow Servicing Agreement between J.P. Morgan Mortgage Acquisition Corp. and JPMorgan Chase Bank, National Association, dated as of May 20, 2005 as amended by Amendment Reg AB thereto dated as of January 1, 2006.*

99.6

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as master servicer.

99.7

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as master servicer.

99.8

Seller's Warranties and Servicing Agreement, dated and effective as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as purchaser and Wells Fargo Bank, N.A., as seller and servicer.*

99.9

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Wells Fargo Bank, N.A., as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.10

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005 and Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 dated as of June 13, 2005, Amendment No. 5 dated as of August 22, 2005 and Amendment Reg AB dated as of January 1, 2006.*

99.11

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment No. 1, dated as of January 1, 2006, by and among JPMorgan Acquisition, as purchaser, JPMCBNA, as the servicer and CHF LLC, as the seller (as amended or modified to the date hereof).

99.12

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as the master servicer.

99.13

Servicing Agreement, dated as of December 1, 2005, as amended by the Regulation AB Amendment thereto, dated as of December 1, 2005, between J.P. Morgan Mortgage Acquisition Corp., as purchaser and Washington Mutual Bank, as seller and servicer.

99.14

Assignment, Assumption and Recognition Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Washington Mutual Bank, Washington Mutual Mortgage Securities Corp.  and Wells Fargo Bank, N.A., as the master servicer.

99.15

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

99.16

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

99.17

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

99.18

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

99.19

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

99.20

Interest Rate Cap Agreement, dated as of February 24, 2006, between JPMorgan Chase Bank, N.A. U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A1.

* Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.